UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2012

(Commission File Number) 001-34214

THE BANK OF KENTUCKY FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

Kentucky	61-1256535
(State of incorporation)	(I.R.S. Employer Identification Number)

111 Lookout Farm Drive

Crestview Hills, Kentucky 41017

(Address of Registrant’s principal executive office)

(859) 371-2340

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 20, 2012, at the 2012 Annual Meeting of Stockholders of The Bank of Kentucky Financial Corporation (the “Company”), the Company’s stockholders approved the Company’s 2012 Stock Incentive Plan (the “2012 Plan”). The 2012 Plan authorizes the grant of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and performance units. The purpose of the 2012 Plan is to assist the Company in recruiting and retaining qualified employees, directors and independent contractors of the Company and its affiliates and to align the interests of eligible 2012 Plan participants with those of the Company and its stockholders. Additional details about the 2012 Plan are included in the Company’s proxy statement for its 2012 Annual Meeting of Stockholders (the “Proxy Statement”), which description is incorporated herein by reference. A copy of the 2012 Plan is also filed as Appendix A to the Company’s Proxy Statement.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 20, 2012, the following matters were voted upon and approved by the stockholders of the Company at its 2012 Annual Meeting of Stockholders:

1.	Election of nine directors of the Company:

	For	Withheld	Non Votes
Charles M. Berger	4,706,317	104,511	1,254,323
John S. Cain	4,534,307	276,521	1,254,323
Harry J. Humpert	4,491,500	319,328	1,254,323
Barry G. Kienzle	4,706,317	104,511	1,254,323
John E. Miracle	4,573,328	237,500	1,254,323
Mary Sue Rudicill	4,575,328	235,500	1,254,323
Ruth M. Seligman-Doering	4,782,811	28,017	1,254,323
Herbert H. Works	4,572,975	237,853	1,254,323
Robert W. Zapp	4,781,508	29,320	1,254,323

2.	Ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm for the Company for the year ended December 31, 2012:

For	Against	Abstain
6,023,186	25,504	16,461

3.	Approval, on a non-binding, advisory basis, of the compensation of the Company’s executive officers:

For	Against	Abstain	Non Votes
4,605,377	134,964	70,487	1,254,323

4.	Approval, on a non-binding, advisory basis, of the frequency of future advisory votes on executive compensation:

1 year	2 years	3 years	Abstain	Non Votes
4,141,269	300,473	286,595	82,491	1,254,323

5.	Approval of the Company’s 2012 Stock Incentive Plan:

For	Against	Abstain	Non Votes
4,494,508	277,504	38,816	1,254,323

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

THE BANK OF KENTUCKY FINANCIAL CORPORATION

By:	/s/ Martin J. Gerrety
Name: Martin J. Gerrety
Title: Treasurer and Assistant Secretary

Date: April 25, 2012